EXHIBIT 10.6

AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE

ISSUED ON FEBRUARY 14, 2018

THIS AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON February 14, 2018 (the “Amendment”) is entered into by and between Cerebain Biotech Corp., a Nevada corporation (the “Company”), and Crown Bridge Partners, LLC, a New York limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain convertible promissory note originally issued by the Company to the Holder on February 14, 2018, in the original principal amount of $130,000.00 (the “Note”); and

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The maturity date of the First Tranche (as defined in the Note) shall be extended to September 2, 2019.

2. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Cerebain Biotech Corp.		Crown Bridge Partners, LLC

By:		By:
Name:	Eric Clemons	Name:
Title:	Chief Executive Officer	Title:

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